UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 27, 2016

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3020 Carrington Mill Blvd., Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its 2016 Annual Meeting of Stockholders on April 27, 2016.  Three proposals were voted upon at the annual meeting. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 14, 2016.  All of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of one director for a three-year term expiring in 2019:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Nelson	20,750,713	84,024	5,081,886

Proposal Two: Approval of an advisory resolution regarding the compensation of the named executive officers as disclosed in the Company’s proxy statement:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
19,875,410	956,223	3,104	5,081,886

Proposal Three:  Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2014:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
25,897,960	17,663	1,000	0

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.
Date: April 29, 2016
	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer (Principal Executive Officer)